Asset Under Development	6 Months Ended
Jun. 30, 2015
Research and Development [Abstract]
Asset Under Development
ASSET UNDER DEVELOPMENT

(in thousands of $)	June 30, 2015	December 31, 2014
Purchase price installments / Shipyard costs	408,965	344,386
Interest costs capitalized	1,704	443
Other costs capitalized	703	376
	411,372	345,205

In May 2014, we entered into agreements for the conversion of the Hilli to a FLNGV. The primary contract was entered into with Keppel. Following the payment of the initial milestone installment, these agreements became fully effective on July 2, 2014. The Hilli was delivered to Keppel in Singapore to undergo her conversion in September 2014. We expect the conversion will require 31 months to complete, followed by expected mobilization to a project for full commissioning.

Accordingly, the carrying value of the Hilli of $31.0 million, has been reclassified from "Vessels and equipment, net" to "Asset under development". The total estimated conversion and vessel and site commissioning cost for the Hilli, is approximately $1.3 billion. Additional interest costs capitalized in connection with the Hilli conversion for the six months ended June 30, 2015 were $1.3 million.

As at June 30, 2015, the estimated timing of the firm outstanding payments in connection with the Hilli conversion are as follows:

(in thousands of $)
Payable within 6 months to December 31, 2015	121,678
Payable within 12 months to December 31, 2016	185,068
Payable within 12 months to December 31, 2017	198,674
505,420